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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported) August 26, 2004

                                   ALTEON INC.
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               (Exact Name of Registrant as Specified in Charter)

             Delaware                001-16043            13-3304550
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      (State or Other Juris-        (Commission        (I.R.S. Employer
     diction of Incorporation)      File Number)      Identification No.)

                  6 Campus Drive, Parsippany, New Jersey 07054
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (201) 934-5000


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          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ]   Written communications pursuant to Rule 425 under the Securities Act

      [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 4.01.  Changes in Registrant's Certifying Accountant.

      On August 26, 2004, the Audit Committee of the Board of Directors of Alteon Inc. ("Alteon") engaged J.H. Cohn LLP ("J.H. Cohn") as Alteon's new Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2004. The engagement was effective immediately.

      During Alteon's two most recent fiscal years and the period from the end of the most recent fiscal year to the date of engagement of J.H. Cohn, neither Alteon nor anyone acting on its behalf consulted with J.H. Cohn with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Alteon's financial statements, or any other matters or events set forth in Items 304(b)(2)(i) and (ii) of Regulation S-K.

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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Alteon Inc.


                                            By:  /s/ Kenneth I. Moch
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                                                     Kenneth I. Moch
                                                     Chairman, President & CEO

Dated:   August 31, 2004